SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) :
August 12, 2004

Porta Systems Corp.
(Exact name of registrant as specified in its charter)

Commission File Number: 1-8191

Delaware (State or other jurisdiction of incorporation or organization)	11-2203988 (IRS Employer Identification No.)

6851 Jericho Turnpike, Syosset, New York (Address of principal executive offices)	11791 (Zip Code)

516-364-9300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release issued August 12, 2004

Item 12. Results of Operations and Financial Condition

On August 12, 2004, Porta Systems Corp. issued a press release reporting the results of operations for the quarter and six months ended June 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Porta Systems Corp.

Date: August 16, 2004	By:	/s/ Edward B. Kornfeld

President, Chief Operating Officer and Chief Financial Officer